ING Partners, Inc.

ING Baron Asset Portfolio

Supplement dated February 15, 2008

to the Service Class (“S Class”) and Adviser Class (“ADV Class”)

Prospectus and the Initial Class (“I Class”) Prospectus and

the S Class, ADV Class and I Class

 Statement of Additional Information (“SAI”)

each dated April 30, 2007

Effective January 23, 2008, Ron Baron was removed as one of the portfolio managers to the Portfolio.

1.                                       All references to Ron Baron as a portfolio manager to the Portfolio contained in the S Class and ADV Class Prospectus, the I Class Prospectus and the S Class, ADV Class and I Class SAI are hereby deleted in their entirety.

2.                                       The second and third paragraphs under the section entitled “Management of the Portfolios – Sub-Advisers – ING Baron Asset Portfolio and ING Baron Small Cap Growth Portfolio” on page 72 of the S Class and ADV Class Prospectus, and on page 67 of the I Class Prospectus are hereby deleted in their entirety and replaced with the following:

Andrew Peck has served as a portfolio manager for ING Baron Asset Portfolio since its inception. Mr. Peck, a Vice President of BAMCO, has worked at BAMCO as an analyst since February 1998 and has been a portfolio manager since July 2003.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE